UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)
 (920) 684-4410
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2013 Annual Meeting of Shareholders of The Manitowoc Company, Inc. (the “Company”) on May 7, 2013 (the “2013 Annual Meeting”), shareholders approved the Company’s 2013 Omnibus Incentive Plan (the “2013 Plan”). The 2013 Plan has two complementary purposes: (i) to attract, retain, focus and motivate executives and other selected employees, directors, consultants and advisors and (ii) to increase shareholder value. In furtherance of these objectives, the 2013 Plan will offer participants the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms provided in the 2013 Plan.

The 2013 Plan permits the grant of stock options (including incentive stock options), stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, annual cash incentives, long-term cash incentives, dividend equivalent units and other types of stock-based awards, as described in the Company’s Definitive Proxy Statement for the 2013 Annual Meeting, which was filed with the Securities and Exchange Commission on March 22, 2013 (the “2013 Proxy Statement”).

The full text of the 2013 Plan was filed as Appendix A to the 2013 Proxy Statement, and is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2013 Annual Meeting on May 7, 2013, the Company’s shareholders approved an amendment to the Company’s Articles of Incorporation (the “Amendment”). The Amendment, which adds new Section 4.5 to the Company’s Articles of Incorporation, states that the Company’s By-laws may provide that each director of the Company may be elected by the affirmative vote of a majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present; such provisions do not apply to vacancies or newly created directorships filled by a vote of the Board of Directors. The Company’s Articles of Incorporation were previously silent with regard to the vote standard in director elections and, therefore, the Company has used a plurality vote standard in accordance with Section 180.0728 of the Wisconsin Business Corporation Law.

The Amendment was filed with the Wisconsin Department of Financial Institutions, and became effective, on May 7, 2013. A description of the Amendment was contained in the 2013 Proxy Statement under the heading “Proposal 3—Amendment to the Company’s Articles of Incorporation to allow majority voting for directors.” The Company’s Articles of Incorporation, as amended to include new Section 4.5 and restated as so amended, are filed as Exhibit 3.1 to this Current Report on Form 8-K, and are incorporated by reference herein.

In connection with the foregoing, also effective May 7, 2013, Section 3 of Article III of the Company’s By-laws was amended by the Company’s Board of Directors to provide that going forward, in uncontested director elections, directors shall be elected by the majority of the votes cast with respect to that director’s election at any meeting of shareholders for the election of directors at which a quorum is present. In contested elections, each director will be elected by a plurality of the votes cast with respect to that director’s election at the meeting. The Company’s By-laws were also previously silent with regard to the vote standard in director elections.

In addition, new Section 3(h) of the By-laws provides that in an uncontested election if an incumbent director receives a number of votes cast “for” his or her election less than the number of votes “withheld” with respect to his or her election, such director must promptly tender his or her resignation to the Chairman of the Board. The Corporate Governance Committee (the “Committee”) will promptly consider the resignation and make a recommendation to the Board of Directors as to whether to accept or reject the resignation after considering all factors deemed relevant by the members of the Committee, including, without limitation, any stated reasons why shareholders “withheld” votes for election from such director, the length of service and qualifications of the director and the director’s contributions to the Company. The Board will act on the Committee’s recommendation no later than 90 days following the date of the meeting of shareholders at which the election occurred, and will make appropriate public disclosure of its decision. Any director who tenders a resignation pursuant to Section 3(h) will not participate in the Committee’s or Board’s deliberations regarding whether or not to accept such resignation.

If a director’s resignation submitted in accordance with Section 3(h) of the By-laws is accepted by the Board, the Board may fill the resulting vacancy or decrease the size of the Board, as set forth in the By-laws.

The Restated By-laws, as amended (Sections 3(g), (h) and (i) were added), are filed as Exhibit 3.2 to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 7, 2013, the Company held its 2013 Annual Meeting. At the 2013 Annual Meeting the Company’s shareholders voted on (i) the election of three directors, (ii) the approval of the 2013 Plan, (iii) the approval of an amendment to the Company’s Articles of Incorporation to allow majority voting for the election of directors, (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, and (v) an advisory proposal to approve the compensation of the Company’s named executive officers.

The nominees named below were elected as directors at the 2013 Annual Meeting by the indicated votes cast for each nominee:

Name of Nominee	For	Withheld	Broker Nonvotes
Joan K. Chow	86,589,191	881,732	30,360,784
Kenneth W. Krueger	84,993,505	2,477,418	30,360,784
Robert C. Stift	83,683,773	3,787,149	30,360,784

The directors listed above will serve until the Annual Meeting of Shareholders to be held in the year 2016. The following other directors continue in office (subject to the Company’s age 72 limit): Roy V. Armes, Donald M. Condon, Jr., Cynthia M. Egnotovich, Keith D. Nosbusch, James L. Packard and Glen E. Tellock.

At the 2013 Annual Meeting, shareholders approved the 2013 Plan by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
79,730,546	7,292,624	447,737	30,360,799

At the 2013 Annual Meeting, shareholders approved the amendment to the Company’s Articles of Incorporation to allow majority voting for the election of directors by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
86,670,825	634,541	165,545	30,360,795

At the 2013 Annual Meeting, the appointment of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2013, was ratified by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
116,426,771	1,385,791	329,144	0

Finally, at the 2013 Annual Meeting, shareholders approved the advisory proposal regarding the compensation of the Company’s named executive officers by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
84,960,187	1,773,844	736,877	30,360,799

Further information concerning the matters voted upon at the 2013 Annual Meeting is contained in the Company’s Definitive Proxy Statement, dated March 22, 2013, with respect to the 2013 Annual Meeting.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.        Description

3.1	The Manitowoc Company, Inc. Amended and Restated Articles of Incorporation, effective as of May 7, 2013.

3.2	The Manitowoc Company, Inc. Restated By-laws (as amended through May 7, 2013).

10.7(e)	The Manitowoc Company, Inc. 2013 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement for its 2013 Annual Meeting, filed on March 22, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: May 7, 2013	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

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